Nature of Business	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Nature of Business

1.      NATURE OF BUSINESS

Wi-LAN Inc. (“WiLAN” or the “Company”) is an intellectual property licensing company which develops, acquires, licenses and otherwise enforces a range of patented technologies which are utilized in products in the communications and consumer electronics markets. The Company generates revenue by licensing its patents to companies that sell products utilizing technologies including: Wi-Fi, WiMAX, LTE, CDMA, DSL, DOCSIS, Bluetooth and V-Chip. The Company also generates revenue by licensing patent portfolios on behalf of its partners and, if necessary, the enforcement of their patented technologies.